EXHIBIT 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed registration statements on Form S-8 (File Nos. 33-99006 and 333-42577) and preliminary proxy statement.



                                                             ARTHUR ANDERSEN LLP


Stamford, Connecticut
May 17, 1999